KBR Investor Day | 2017 | NYSE KBR 2017 Investor Day at NYSE

AGENDA

Time	Agenda	Speaker
9:00 am – 9:30 am	**Registration & Breakfast**	
9:30 am – 10: 50 am	**Welcome**	*Nelson Rowe, SVP, Investor Relations*
	Welcome Keynote	*Stuart Bradie, President & CEO*
	Market & Strategy Overview	*Graham Hill, EVP, Global Business Development & Strategy*
	People, Values & Culture	*Ian Mackey, Chief Corporate Officer*
	Government Services Overview	*Byron Bright, President, KBRwyle*
10:50 am – 11:00 am	**Break**	
11:00 am – 12:15 pm	**Engineering & Construction Overview**	*Jay Ibrahim, President, EMEA*
	Technology & Consulting Overview	*Graham Hill, EVP, Global Business Development & Strategy*
	Business Discipline / Risk Mgmt.	*Eileen Akerson, EVP & General Counsel*
	Financial Targets and Capital Allocation	*Mark Sopp, EVP and CFO*
	Closing Remarks	*Stuart Bradie, President & CEO*
12:15 pm – 12:30 pm	**Break / Box Lunches**	
12:30 pm – 1:30 pm	**Q&A Session/Lunch**	*KBR Executive Leadership Team*

2 KBR Investor Day | 2017 | NYSE KBR

KBR Investor Day | 2017 | NYSE 3 3 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding our plans, objectives, goals, strategies, future events, future financial performance and backlog information and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” or future or conditional verbs such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon our current expectations and various assumptions. Our expectations, beliefs, and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, and projections will be achieved. There are numerous risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from the forward-looking statements contained in this presentation. These risks and uncertainties include, but are not limited to: current or future economic conditions; our ability to obtain and perform under contracts from existing and new customers, including the U.S. Government; exposure to cost overruns, operating cost inflation and potential liability claims and contract disputes; access to trained engineers and other skilled workers; risks relating to operating through joint ventures and partnerships; risks inherent in doing business internationally; potential tax liabilities; maritime risks; changes in the demand for our services and increased competition; protection of intellectual property rights; risks associated with possible future acquisitions; risks related to our information technology systems; impairment of goodwill and/or intangible assets; reduction or reversal of previously recorded revenues; risks relating to audits and investigations, including by governments; compliance with laws and regulations, and changes thereto, including those relating to the environment, trade, exports and bribery; our creditworthiness and ability to comply with the financial covenants in our credit agreement; and other risk factors discussed in our most recently filed Form 10-K, any subsequent Form 10-Qs and 8-Ks, and other Securities and Exchange Commission filings. All forward-looking statements attributable to us, or persons acting on our behalf, apply only as of the date made and are expressly qualified in their entirety by the cautionary statements in this presentation. Except as required by law, we undertake no obligation to revise or update forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events. This presentation contains the financial measure “EBITDA,” which is not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”). A reconciliation of the non-GAAP financial measure EBITDA to the most directly comparable GAAP financial measure has been provided in the Appendix to this presentation. Forward-looking statements DISCLAIMER

KBR Investor Day | 2017 | NYSE Stuart Bradie | President & Chief Executive Officer WELCOME KEYNOTE Sangachal Terminal, Azerbaijan

KBR Investor Day | 2017 | NYSE 5 48% 46% 52% 62% 70% 73% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2012 2013 2014 2015 2016 2017 Zero Harm Not Achieved Zero Harm Achieved ZERO HARM Journey to Zero Harm – Day by Day

KBR Investor Day | 2017 | NYSE  Our Vision  Journey thus far  KBR Today  Corporate Strategy  Long-term Financial Targets 6 BUSINESS OVERVIEW 6

KBR Investor Day | 2017 | NYSE 7 Vision A leading global provider of full life-cycle professional services, project delivery and technologies supporting the Government Services and Hydrocarbons markets, creating exceptional value for customers, employees and shareholders. 7 BUSINESS OVERVIEW

KBR Investor Day | 2017 | NYSE Vision 8 Breakout growth potential Attractive, consistent cash flows Stable, balanced & sustainable growth Differentiation Operational Excellence Customer Success Financial Strength Technology Domain expertise Program management Project delivery Life-cycle strategy Selective Disciplined Risk management Human capital High performance culture Recognized dependable partner Long-term engagements Global and Regional Majors US, UK and Australian Governments Two end markets at global scale Strong balance sheet Cash flow focused Disciplined capital allocation 8 BUSINESS OVERVIEW

KBR Investor Day | 2017 | NYSE Journey thus far Wyle and HTSI acquisitions for full life-cycle professional services under one global brand KBRwyle Centralized operations; inconsistent global strategy; OCO dependent in Government Services CAPEX dependent; LNG biased; significant oil price exposure in Hydrocarbons 16 business units; numerous end markets; excessive overhead Regionalized management with appropriate corporate governance (KBR Way) and clear global strategy Focus on two end markets through 3 segments; exited all non- strategic businesses; lean cost structure; $200M+ savings Resolved several outstanding disputes; favorable settlement of PEMEX Pivoted to gas-facing hydrocarbons; established Brown & Root IS JV for recurring, O&M profits; select technology M&A BUSINESS OVERVIEW 9 2014 Today Significant legal contingent liabilities Culture – lacking accountability, energy and cohesion Driving to high performance culture – One KBR

KBR Investor Day | 2017 | NYSE  Challenges: − Power project − Downstream EPC − Ichthys LNG − Legacy legal/commercial disputes  Lessons learned  Restructured organization: regionalization, empowerment, appropriate level of corporate governance  Status: − Power project – done − Downstream EPC – on track − Ichthys LNG – managing − Legacy legal disputes – significant progress made 10 Accountability BUSINESS OVERVIEW 10

KBR Investor Day | 2017 | NYSE KBR Today BUSINESS OVERVIEW 11 Life-cycle Professional Services Enduring Customer Base Attractive Domestic and International Mix Industry-leading Safety Record Technical Differentiation Disciplined Project Delivery People Countries 34,000+ 40+ Recurring Revenues Non-Cyclical 60 75% %

KBR Investor Day | 2017 | NYSE 87% 6% 7% 12 KBR Today – Improved Risk Profile BUSINESS OVERVIEW 12 Cost Reimbursable, PFI & Services Contracts Fixed Price Contracts (GS, T&C) – Lower Risk Fixed Price Contracts (E&C) *Includes KBR share of unconsolidated JVs Backlog by Contract Type Total KBR Backlog At 03/31/17: $10.6B + $2.2B Options ~75% 2017 earnings secured

KBR Investor Day | 2017 | NYSE Operations & Maintenance Project Delivery Program Management Hydrocarbons Government Services  Major programs e.g. LNG, Petrochemicals  Logistics  FEED & detailed design  Differentiated EPC/EPCm  Logistics/Theater opening capability  Platform & Mission Support  Security Solutions  Major programs e.g. Deployed operations, PFIs  Base Operations Support Services  Facilities management integrator  Satellites and prepositioned stock Core Capabilities across Verticals  Plant operations and reliability  Predictive & proactive maintenance  Turnarounds & Shutdowns Technology  Science & Space  Engineering  Consultancy & Advisory  Licensed technology portfolio  Proprietary equipment  Consulting & Advisory BUSINESS OVERVIEW 13

KBR Investor Day | 2017 | NYSE Life-Cycle Strategy BUSINESS OVERVIEW 14 Early Project Advisory Project Definition Project Delivery Operations & Contingency Early Project Advisory Project Definition Project Delivery Operations & Maintenance Visibility Longevity Track Record Hydrocarbons Government Services Pull-through Customer Affinity

KBR Investor Day | 2017 | NYSE Corporate Strategy Build High Performance Culture Grow Profits Strengthen Business Acumen  Leverage full life-cycle offerings  Expand OPEX facing business globally  Undertake strategic accretive M&A  Be selective / manage risk  Focus on bottom line and cash  Strategically allocate capital  Lean cost structure  KBR Way: schedule, cost, quality & safety – Accountability  Human capital and shared values Customer Affinity & Growth Predictable & Balanced Profitability & Cash Flow Customer, Employee and Shareholder Success BUSINESS OVERVIEW 15

KBR Investor Day | 2017 | NYSE 16 Financial Targets BUSINESS OVERVIEW 16 3 – 5% Revenue CAGR 90 – 110% Cash Flow Conversion 7 – 10%1 NI CAGR 10 – 15% NI CAGR 90 – 110% Cash Flow Conversion 5 – 10% Revenue CAGR Target 15 – 35% NI CAGR 90 – 110% Cash Flow Conversion Breakout Potential 10 – 25+% Revenue CAGR 2018 2019 thru 2021 R ev en u es 1. After adjusting for PEMEX gain in 2017 2. NI – Net Income attributed to KBR Target

KBR Investor Day | 2017 | NYSE Graham Hill | EVP, Global Business Development & Strategy MARKET & STRATEGY OVERVIEW Glen Lyon FPSO, North Sea

KBR Investor Day | 2017 | NYSE  Market Overview  Government Services & Hydrocarbons  Our Market Priorities  2017 Strategic Initiatives  Acquisition Strategy  Business Development Effectiveness  KBR Way 18 MARKET & STRATEGY OVERVIEW 18

KBR Investor Day | 2017 | NYSE Positive outlook in Government Services driven by strong US/Europe defense & security focus and international government outsourcing Key Takeaways Well positioned to capitalize on growth opportunities in Government Services sector and LNG and downstream Hydrocarbons sector in the US and Middle East with significant upside Positive outlook in Hydrocarbons driven by feedstock advantaged shale gas in the US, LNG supply-demand re-balance in the mid-term and recovering oil prices Strategic culture through the organization improves our market response, differentiation, competitive positioning and M&A focus 19 MARKET & STRATEGY OVERVIEW

MARKET & STRATEGY OVERVIEW

Market Overview – Government Services

Region	Market / Funding Streams	Addressable Market	Projected Growth Rate	Market Drivers
US	RDT&E	$14B	2 – 3%	▪ Large effort associated with new generation platforms and other domain specific technologies
US	Engineering & Program Management	$17B	1 – 2%	▪ On-going platform upgrades ▪ Budget pressures and small business inroads
US	Platform Support / MRO	$9B	2 – 3%	▪ Life extension and upgrades to aging fleets
US	Logistics & Facilities	$25B	Potential Breakout	▪ Continued geo-political threats; increasing troop deployment ▪ Ongoing Facilities Mgmt requirements in DoE, DoD and NASA
EMEA & APAC	Defence & Security	$60B	2 – 3%	▪ Geopolitical threats and mass migration challenges ▪ Fundamental shift towards information enabled capability ▪ UK and Australian commitment to 2% GDP defence spending
EMEA & APAC	Civil Govts & Govt Sponsored Entities	$35B	4%	▪ Increase in outsourcing for non-core and specialist services ▪ Large-scale infrastructure spend – program management

Source: Arena, KBR Analysis

Annual Spend; Time frame: 2017 thru 2020

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MARKET & STRATEGY OVERVIEW

Market Overview – Hydrocarbons

Market	Addressable Market	Projected Growth Rate	Market Drivers
Upstream	$33B	11%	▪ Replacement of declining production to meet growing demand ▪ Leading to life extension & brownfield – standardization and cost efficiency
LNG Liquefaction	$20B	2%	▪ LNG continues to find new markets and importing countries ▪ Increasing demand for low carbon emission fuels globally
Refining	$14B	1 – 1.5%	▪ Clean fuels, asset modernization, domestic crude & higher margin push – Revamps ▪ Domestic crude, import reductions, GDP growth – grassroots
Petrochemicals	$21B	3.5%	▪ Feedstock advantage ▪ Old & smaller plants – revamps & efficiency improvements
Fertilizers	$9B	4%	▪ Low cost natural gas ▪ 55% capacity >30 years old plants – modernization
Operations & Maintenance	$66B	3%	▪ Reliability, predictive maintenance and remote operations ▪ Outsourcing & optimization

Growth rates in KBR focus markets:
US – 15%
Middle East – 10%

Source: Rystad, IHS, Fertecon, KBR Analysis

Annual Spend; Time frame: 2017 thru 2020

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KBR

KBR Investor Day | 2017 | NYSE Market Overview – Hydrocarbons Oil Price Forecast Gas Price Forecast  Rebound in oil prices provides spur for global upstream spending  Approx. $55-60/bbl required to meet 2020 demand  American shale to act as a “governor” on oil prices in the medium term 9 Mbpd 91 Mbpd Expected 2020 Oil Demand, 100Mbpd Unsanctioned Demand met by currently producing and sanctioned projects Source: IHS  Henry Hub prices stabilized at $3/MMBTU  Provides US gas feedstock advantage for the medium to long- term – very positive for US Downstream Industry  Europe LNG prices set by marginal cost of US gas export  Asia LNG prices are hybrid – oil indexation and Henry Hub Source: IHS & Rystad MARKET & STRATEGY OVERVIEW 22 $50 – $60/bbl oil prices – +ve for KBR Low gas prices – +ve for KBR

MARKET & STRATEGY OVERVIEW

KBR Priorities by Market

Government Services

US

- **Defense**
  - Logistics – Sustainment
  - Engineering – Platform Support
- **Space**

EMEA

- **Defense & Security**
- **Civil Governments**
- **Government Sponsored Entities**

- Program Management
- Operational Support
- Facilities Management Integrator

APAC

- **Defense & Security**

- Platform Acquisition
- Platform Sustainment
- Platform Training

Hydrocarbons

Upstream

- **Brownfields**
- **Shale oil & gas**
- **Selective Offshore & Onshore**

- Gulf of Mexico (offshore)
- Texas (shale)
- North Sea
- Caspian region (offshore)
- West Africa
- Middle East
- SE Asia – New Malaysia JV

LNG

- **LNG**
- **FLNG**

- US Gulf Coast
- Western Canada
- Australia (brownfields)
- Russia
- East Africa (long-term)
- Caspian (long-term)

Downstream

- **Refining**
- **Petrochemicals**
- **Ammonia & Fertilizers**
- **Specialty Chemicals**

- US
- Middle East
- CIS & Russia
- SE Asia

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KBR

KBR Investor Day | 2017 | NYSE 2017 Strategic Initiatives… on target Build High Performance Culture Grow Profits Strengthen Business Acumen  Deliver organic growth and realize synergies in Government Services  Broaden T&C portfolio and pull through to E&C  Expand life-cycle services model globally (Brown & Root Industrial Services)  Improve business discipline in Hydrocarbons  Digitalization and Innovation  Next-Gen technology commercialization 24 MARKET & STRATEGY OVERVIEW

KBR Investor Day | 2017 | NYSE KBR M&A Philosophy MARKET & STRATEGY OVERVIEW Technologies Life-cycle capabilities Access to markets or geographies Portfolio optimization Acquisition Strategy Wyle and HTSI B&R IS Acquisitions Technology Acquisitions 25 Acquisition Characteristics  Differentiation  Revenue synergies  Attractive cash flow

KBR Investor Day | 2017 | NYSE 26 Wyle and HTSI – Philosophy in Action MARKET & STRATEGY OVERVIEW KBRwyle – Fully global integrated life-cycle professional government services business  OCO funded  Logistics & support  O&M – BOSS  Outside USA  Lower margin  Blue collar  Volatile  UK & APAC business Legacy KBR  O&M funded  Pre-positioned stock  OEM support  NASA satellites  Honeywell contract  Cyber security services Legacy HTSI  RDT&E and Fed Civ funded  Professional & technical services  Domestic USA  Deep customer relationships  Higher margins  Reimbursable contracts  Stable Legacy Wyle KBR Strategic Objectives in GS: Move up the value chain 26

KBR Investor Day | 2017 | NYSE Business Development Effectiveness MARKET & STRATEGY OVERVIEW 27 Pipeline People Process Policies & Procedures  Right leadership  Trained sales personnel  Deep market knowledge  Close to customers – regional  Pursuit & proposal reviews  Partner/Win strategies & process  Terms & Conditions / pricing reviews  As-Bid and As-Sold quality assurance  Win/loss reviews (lessons learned)  Robust pipeline  Early engagement  Accountability  Maintain 2-3 year visibility  Transaction Approval Matrix (TAM)  Appropriate corporate governance  State-of-the-art CRM tools: • Global account management • Regional account management Effective Business Development Comprehensive, thorough and disciplined

KBR Investor Day | 2017 | NYSE 28 KBR Way MARKET & STRATEGY OVERVIEW 28 On Time On Budget Quality Zero Harm Business Development Client account management Sales process, tools & platforms Selective opportunities Sound estimating Competitive pricing / Return Realistic schedules Project Execution Right leadership Cost & schedule control Lessons learned implementation Productivity & wage risks Claims management Vendor & subcontract management Self-perform, subcontract or JV Right Deal Right Execution Corporate Alignment Dynamic team Executable strategy Low corporate overhead Supportive functional departments Balanced risk profile Achievable results Safety in all Right Support  Customer success  Employee satisfaction  Shareholder returns

KBR Investor Day | 2017 | NYSE 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 0.0 20.0 40.0 60.0 80.0 100.0 120.0 May-13 Nov-13 Jun-14 Dec-14 Jul-15 Jan-16 Aug-16 Mar-17 Sep-17 K B R S to ck P ri ce Br en t Crud e O il Brent Crude Oil KBR Stock 29 An interesting observation… KBR Brent Crude Correlation: 85.3% 29 MARKET & STRATEGY OVERVIEW

KBR Investor Day | 2017 | NYSE 6% 6% 43% 45% 30 Low oil prices have limited impact on KBR 30 1. Shown as a % of expected revenues in 2017 2. Includes KBR share of JVs 3. Non oil-facing Includes LNG, Petrochemicals, Fertilizers, Industrial Services and other sectors 4. Gas-facing sectors include LNG, Petrochemicals, Fertilizers & Industrial Services Government Services 45% Gas Facing4 >40% Government Services Non-oil facing3 Upstream Refining Low oil prices stimulates this sector Some exposure to low oil price MARKET & STRATEGY OVERVIEW

KBR Investor Day | 2017 | NYSE Ian Mackey | EVP & Chief Corporate Officer PEOPLE, VALUES & CULTURE

KBR Investor Day | 2017 | NYSE  People  Values & Culture 32 32 HUMAN CAPITAL

KBR Investor Day | 2017 | NYSE Human Capital Strategy Aligned to Business Strategy Retain Attract Develop  Focus on global/regional/local recruitment  Expand in-house talent agency  Leverage off legacy brands  Focus on domain-specific knowledge and skills  Global talent review and succession management  Leadership development programs for multiple levels  Global communities focused on development  IMPACT – early career development  ASPIRE – diversity & inclusion  Structured job families and career paths  Industry benchmarked compensation and benefits  Global/regional/local workforce planning and mobility  Mentor and coaching system for talent Grow profits, strengthen business acumen and build high performance culture HUMAN CAPITAL 33

KBR Investor Day | 2017 | NYSE 34 KBR - A Global Employer  KBR focuses on leaving a lasting legacy everywhere we work, improving local employment, supply chains, and communities  Setting succession strategies, including planning, assessment, training needs analysis, management/personal development and coaching  Diverse employee base is a strength HUMAN CAPITAL EMEA 11,000+ Americas 21,000+ APAC 2,000+ 34 Subcontractors 70,000+

KBR Investor Day | 2017 | NYSE 35 HUMAN CAPITAL Building a High Performance Culture Zero Harm  Uncompromising commitment to health, safety and environment  Courage to care Integrity  Honesty, trust, prudence and tenacity  Corporate social responsibility  Ethics, governance and compliance Mutual Trust & Respect  Inclusive and diverse  People-centric Quality  Passion to produce quality work  Value our customer success Accountability  Empower employees  Responsibility to stakeholders  Business acumen Leadership  Lead by example  Shared values & purpose  Strategic alignment 35

KBR Investor Day | 2017 | NYSE Byron Bright | President, KBRwyle GOVERNMENT SERVICES OVERVIEW P-8A | Naval Air Station Patuxent River

KBR Investor Day | 2017 | NYSE  Key Takeaways  GS Vision & Strategy  Business Overview  Project Highlights  Business Development Priorities and Pipeline  Long-term Financial Targets  Breakout Growth Potential 37 37 GS OVERVIEW

KBR Investor Day | 2017 | NYSE Expanded sales capacity and deep domain expertise allow KBRwyle to take market share and capitalize on breakout growth potential opportunities 38 GS OVERVIEW 38 Dedicated delivery model, under one global brand – KBRwyle generating predictable and sustainable returns Transformational Wyle and HTSI acquisitions create a global-scale provider of full life-cycle professional and technical services Key Takeaways

KBR Investor Day | 2017 | NYSE 39 GS OVERVIEW 39 GS Vision & Strategy Grow Profits Build High Performance Culture  Integrate Wyle and HTSI under single global brand  Take market share  Increase profits via larger contracts and select FFP  Bring strategic and cultural alignment across integrated GS Segment  Harmonize KPIs to improve performance, discipline, efficiency and common incentives Leading provider of full life-cycle professional and technical services to the Government Services Industry Strengthen Business Acumen  Rigorous BD and capture system – improve sales effectiveness  Manage to competitive rates - highly scalable infrastructure  Relentless focus on business efficiency

KBR Investor Day | 2017 | NYSE 74% 26% 40 GS OVERVIEW 40 Business Overview *Includes KBR share of unconsolidated JVs 2017 Revenues US EMEA & APAC Est. $2.7 B Expected Revenues* 2017  Global scale through over 60 domestic and over 40 international locations  Highly technical and professional services from Wyle and HTSI heritage  Mission support and logistics from the KBR heritage and HTSI heritage  Critical differentiators:  Domain expertise  Mission critical services  Large scale & complex environments  Dedicated client delivery model  Diverse customer base with multi-decade relationships:  US Department of Defense  UK Ministry of Defence  Australian Department of Defence  Diverse funding streams – RDT&E, O&M, OCO, NASA & International  Over 90% prime contractor  NATO  NASA  Other government entities

KBR Investor Day | 2017 | NYSE 41 GS OVERVIEW 41 GS Today – Greater Balance 22% 11% 23% 18% 26% Revenue by Funding Streams Backlog by Contract Type OCO International Highly technical and professional services across multiple customers, diverse funding streams, across the life-cycle and primarily through long-term reimbursable contracts 5% 95% Cost Reimbursable & PFI Contracts Fixed Price Contracts O&M RDT&E NASA & Other US 1. Expected 2017 revenues; includes KBR share of JVs DoD

GS OVERVIEW

GS Capabilities



GLOBAL LOGISTICS & MISSION SUPPORT

- Recognized leader in mission operations and logistics for the world's most challenging environments
- Leading maintenance provider of prepositioned stock for U.S. Army and U.S. Marine Corps
- 20+ years as a leading provider of expeditionary support services



ENGINEERING

- Leading Systems Engineering and Technical Assistance (SETA) provider to US Army Aviation and US Navy
- 35+ years of Advisory & Assistance Services to US Army Missile Defense programs and US Navy aviation platforms
- Largest independent flight test organization in the US



SCIENCE & SPACE

- Leading life sciences provider to NASA; Supported every U.S. Astronaut since 1968
- 65+ years of pioneering space engineering and operations
- Key provider of ground systems support & mission operations to NASA, USAF & NOAA



COMPLEX PFI

- UK Army – largest ever UK MoD PFI contract (Allenby Connaught), contract through 2041, including Army 2020
- UK RAF groundbreaking complex, 18-year PFI (MFTS) – awarded in 2016; provision of 38 new training aircraft
- UK Army HET 23-year PFI contract including sponsored reserves, contract through 2024

42 KBR Investor Day | 2017 | NYSE

KBR

KBR Investor Day | 2017 | NYSE GS OVERVIEW 43 Life-Cycle Strategy  Space health and human sciences  Advisory & Consulting  Research & Development  Solutions development  Systems Engineering and Technical Assistance (SETA)  Sub-systems integration  Independent Verification & Validation (IV&V)  Complex PFI definition  Program management  Project delivery  Platform life-cycle support  Test & evaluation  Training & syllabus development  Base Operating Support Services (BOSS)  Contingency operations & surge capability  Logistics  Inventory / depot management  Maintenance  Prepositioned stock Government Services

GS OVERVIEW

Project Highlights



Human Health & Performance

NASA; $1.4B; PoP through 2025

- Management and integration of NASA Human Research Program
- Successful astronaut health & performance
- Supported 197 months of continuous International Space Station presence
- Leading research, operations and engineering in human space exploration

Project Advisory



NAVAIR: F/A-18

Naval Air Systems Command; $65m; PoP thru 2020

- Over 40 years of incumbency on the F/A-18 program providing engineering & technical support
- Currently leading Service Life Extension Program
- Sole source provider of support to foreign F/A-18 customers (Swiss/Kuwait/Finland/Australia)

Project Definition



Project Allenby Connaught

UK MoD; $ 11.2B; PoP thru 2041

- Full life sustainment and support for over 20% of the UK Army
- 530 buildings refurbished or built in first 7 years – ahead of schedule
- Contract expansion in 2017 to provide accommodation and support for 3,000 additional troops – Army 2020

Project Delivery


KBR

LOGCAP IV

US Army Sustainment Command; $3.1B; PoP thru 2018

- Theater-opening capabilities for major U.S. Military operations
- Key support to Operation Inherent Resolve (Iraq) and Atlantic Resolve (Eastern Europe)
- Unmatched responsiveness to dynamic battlefield requirements – provide all logistics and life support sustainment

Operations & Contingency

44 KBR Investor Day | 2017 | NYSE

KBR

KBR Investor Day | 2017 | NYSE 45 GS OVERVIEW 45 Business Development Priorities and Pipeline Strong customer relationships and additional capabilities across the life-cycle position GS to deliver topline synergies $13B Pursuit $20B Capture $24B Bid Preparation $64B Value Total GS Pipeline as of April 2017 $6B Bid Submitted Re-compete focus for the base business Leverage the combined capabilities and track record to increase win rates Capture large contracts as a prime contractor Cross-sell capabilities across geographies

KBR Investor Day | 2017 | NYSE 46  Leverage SETA expertise into system life cycle sustainment  Expand facility and infrastructure asset management across market segments  Grow Life Sciences to soldier human performance US  Take FMI and large scale Program Management Expertise into ME government services market  Capture complex and unique programs through differentiated PM offerings EMEA  Exploit KBRwyle System Engineering principals to prove domain knowledge in variety of defense programs  Cyber, Sensors, Training, Aerospace and Asset Sustainment  Platform support / US foreign military sales APAC Capture Revenue Synergies GS OVERVIEW 46

KBR Investor Day | 2017 | NYSE 47 47 Segment Financial Targets Upper single digits % 90 – 110% of Net Income $300M+ annual run rate by 2020 Revenue CAGR Segment Operating Income Margins Segment Operating Cash Flow Conversion Revenue Synergies 2018 thru 2021 Target reflects stable and consistent base business; breakout represents upside potential 5 – 8% GP+EE Margins Upper single digits % GS OVERVIEW

KBR Investor Day | 2017 | NYSE 48 GS OVERVIEW 48 Breakout Growth Potential Opportunities for Breakout Scenarios  Increased global deployment tempo driving OCO spend  Humanitarian or disaster relief support needs 5 – 8% CAGR 8 – 20+% CAGR Target Breakout R ev en u es 2019 thru 2021 2018 5 – 8% Breakout potential can increase exponentially if surge support demands

KBR Investor Day | 2017 | NYSE 49 49 GS OVERVIEW

KBR Investor Day | 2017 | NYSE Jay Ibrahim | President, EMEA ENGINEERING & CONSTRUCTION OVERVIEW Ichthys LNG | Darwin Australia

KBR Investor Day | 2017 | NYSE  Key Takeaways  E&C Vision & Strategy  Business Overview  Project Highlights  Business Development Priorities and Pipeline  Long-term Financial Targets  Breakout Growth Potential 51 51 E&C OVERVIEW

KBR Investor Day | 2017 | NYSE E&C OVERVIEW E&C has a balanced risk profile with growing proportion of revenues and earnings from services, in cost-reimbursable and long-term contracts through full life-cycle offerings With a growing base business, E&C remains well positioned to selectively capture differentiated EPC projects and appropriate breakout growth opportunities when they arise E&C focuses strategically on gas and downstream projects together with brownfields and OPEX facing services positioning for pull-through across the life-cycle Key Takeaways 52

KBR Investor Day | 2017 | NYSE 53 E&C OVERVIEW E&C Vision & Strategy Grow Profits Build High Performance Culture  Grow core markets: LNG, Fertilizers, Petrochem & IS  Capture under-penetrated markets: Chemicals & global OPEX facing markets  Grow in mid-size projects ($500M – $1B)  Strengthen leadership and supervision  Build a culture of commitment among employees, subcontractors and partners  Learn from the past Leading global provider of full life-cycle professional services and project delivery to the Hydrocarbons sector generating attractive and sustainable returns Strengthen Business Acumen  Pursue differentiated EPC projects with lower risk profile  Revitalize sales/ BD to exercise selectivity and discipline  Enhance bid, partner and execution scrutiny 53

KBR Investor Day | 2017 | NYSE 11% 30% 54% 5% Chart Title 54 E&C OVERVIEW  One of the world’s largest and comprehensive providers of professional services and projects to the Hydrocarbons industry  Premier project management and major project delivery contractor  Complete maintenance and industrial services through the Brown & Root brand  Diverse customer base – Tier 1s  Predominantly gas facing including a leading position in Olefins, Ammonia, LNG, Petrochemicals & Chemicals Est. $3.0B Expected Revenues* 2017 *Includes KBR share of unconsolidated JVs Revenues by Market Business Overview 54 Upstream LNG Downstream Other

KBR Investor Day | 2017 | NYSE 6% 94% 55 E&C OVERVIEW E&C Today – more services, more predictable Revenue Distribution by Contract Size Backlog by Contract Type Lump Sum EPC Services, Maintenance and Reimbursable EPC Contracts Growing proportion of contracts in professional services through cost-reimbursable and long-term contracts providing stability in revenues and consistency of earnings Major Projects Services 55 1. Expected 2017 revenues; includes KBR share of JVs 54% 32% 46% 68% 2014 2017

KBR Investor Day | 2017 | NYSE 56 E&C OVERVIEW UPSTREAM DOWNSTREAM INDUSTRIAL SERVICES LNG Liquefaction Regasification FLNG FSRU Recognized leader in LNG with over 50 years of continuous experience with access to all the leading LNG technologies Fixed Platforms Floating Platforms Hulls, Moorings & Risers SURF Onshore Shale Leading provider of know-how, services and projects for the world’s most challenging oil & gas environments Refining Petrochemicals Chemicals & Specialty Chemicals Ammonia & Fertilizers Delivered world-class solutions in downstream including more than 65 grassroots refineries, 35% of world’s Ammonia plants and 20% of world’s Olefins Maintenance Modifications Asset Integrity Specialty Welding Turnarounds & Shutdowns Scaffolding Full service capability in North America, Europe, Russia and Middle East, with an average tenure of over 18 years, and tenure on some sites for more than 40 years E&C Capabilities 56

KBR Investor Day | 2017 | NYSE 57 E&C OVERVIEW Life-Cycle Strategy  Leverage Technology  Pull-through from T&C  Early engagement  Project advisory  Specialty Consulting  Pre-FEED  FEED  EPC/EPCm  Program management  Construction services  Commissioning & startup  Industrial services  Maintenance including predictive  Turnarounds & shutdowns  Specialty welding  Scaffolding  Modifications & small cap projects 57 Engineering & Construction

KBR Investor Day | 2017 | NYSE 58 E&C OVERVIEW Operational Excellence Model Plan Execute Control Learn  Accountability  Cost & schedule control  Early warning system  Quality management  Vendor & subcontractor management  Scope management  Design and safety management  Materials and construction management  Personnel management & productivity Operational Excellence  Strong leadership  Effective team design  Focus on project set-up  Efficient processes & tools  Rigorous selection of partners, vendors & subcontractors  Estimating knowledge  Lessons learned  Continuous improvement mindset  Training 58

KBR Investor Day | 2017 | NYSE E&C OVERVIEW Project Highlights  BP  Gas Monetization Project  Offshore Mauritania  Field Development Planning + Conceptual Engineering  Ongoing Pre-FEED/FEED  Potential EPC Pull through  JV between Saudi Aramco and Dow Chemical  Al-Jubail, KSA  Pre-FEED + FEED + Program Management (including C&SU Support)  500M construction manhours  TRIR 0.033  8.5M KBR program management manhours  World's largest petrochemical complex ever built in a single phase BP Tortue SADARA Chemical Project Project Definition Project Delivery 59

KBR Investor Day | 2017 | NYSE 60 E&C OVERVIEW  Lake Charles Louisiana  FEED and EPC of Greenfield  4 Train x 2.0 Mt/a facility  has all required FERC and DoE permits and approvals  Shovel Ready  First mid-scale in the USGC  Chevron Indonesia  Minas, Duri and Dumai fields, Sumatra  Just awarded  5 year engineering, program and construction management services contract  International Brown & Root Industrial Services  Consortium with local firm Sumatra Oilfield Services Magnolia LNG Project Delivery O&M Project Highlights 60 EPC Pull Through

KBR Investor Day | 2017 | NYSE 61 Business Development Priorities and Pipeline Good core customers, prospective new customers and a healthy pipeline $38B Pursuit $23B Capture $15B Bid Preparation $81B Value Total E&C Pipeline as of April 2017 $5B Bid Submitted Global & regional account focus Cross selling between T&C, E&C and Industrial Services; capture government services expertise Prospect selectivity & bid scrutiny Customer intimacy E&C OVERVIEW 61

KBR Investor Day | 2017 | NYSE 62 E&C OVERVIEW Segment Financial Targets Mid to upper single digits % 80 – 110% of Net Income 10 – 15% Revenue CAGR Segment Operating Income Margins Segment Operating Cash Flow Conversion 2019 thru 2021 Growing base business, breakout growth opportunities represent significant upside potential 62 Flat to low single digits 2018 Upper single digits % GP + EE Margins

KBR Investor Day | 2017 | NYSE 63 E&C OVERVIEW Breakout Growth Potential Breakout Growth Drivers  Second North American downstream wave (embryonic)  Feedstock advantage driving LNG export in North America (ongoing)  National government requirements for program management for complex projects (US and Middle East infrastructure)  Quicker CAPEX spending recovery 10 – 15% CAGR 15 – 30+% CAGR R ev en u es 63 2019 thru 2021 2018 Target Breakout

KBR Investor Day | 2017 | NYSE Graham Hill | EVP, Global Business Development & Strategy TECHNOLOGY & CONSULTING OVERVIEW BP/INEOS Olefins and Polymers | Alvin, Texas

KBR Investor Day | 2017 | NYSE  Key Takeaways  Business Overview  Project Highlights  T&C Vision & Strategy  Long-term Financial Targets 65 65 T&C OVERVIEW

KBR Investor Day | 2017 | NYSE 66 T&C OVERVIEW T&C is a higher growth, high margin business with low risk profile providing key Technologies & Consulting services in the Hydrocarbons sector T&C brings key life-cycle capabilities in Hydrocarbons through Early Project Advisory, Licensing, PEQ and Integrity Management T&C’s differentiated technologies and early customer engagement provide selective pull-through opportunities for Engineering & Construction (E&C) Key Takeaways 66

T&C OVERVIEW

Business Overview

Broad Range of Technologies and Solutions from Wellhead to Specialty Chemicals

Proprietary Technologies

Upstream

- Semi-submersible hull design
- Monohull vessels

Downstream

- Olefins (SCORE™, K-COT™)
- Ammonia (KRES™, Purifier™)
- Chemicals (Phenol, BPA, PC, Acetic Acid, PVC, Nitric Acid, AN & UAN)
- Acid Treatment, Evaporation & Crystallization
- Refining (VCC™, ROSE®, FCC, K-SAAT™, MAX-ISOM™)
- Coal Gasification

Consulting and Services

Upstream

- Field development planning
- Project assurance
- Integrity management
- Structural analysis
- SURF

LNG

- Concept Development
- Technology Selection
- Project Permitting & Approvals
- Constructability & Feasibility

Downstream

- Master planning
- Feasibility and revamp studies
- PEQ & Catalysts
- Technical services
- Automation

Specialty Consulting Services

67 KBR Investor Day | 2017 | NYSE KBR

KBR Investor Day | 2017 | NYSE T&C OVERVIEW 68 Business Track Record Key Differentiators T&C has consistently delivered high growth and high earnings T&C capability mix fits well with the needs of emerging markets Dynamic and dedicated global sales team & platform – pull-through “watch list” High value execution centers – engineering & procurement; and dedicated revamp focus Early customer engagement; global marketing platform; investment in KBR Consulting Business Track Record & Key Differentiators 0% 10% 20% 30% 40% 50% 60% - 50 100 150 200 250 300 350 400 450 2009 2010 2011 2012 2013 2014 2015 2016 2017 In $ M Revenues Operating Margins

KBR Investor Day | 2017 | NYSE T&C OVERVIEW 69 Grow Profits: Increase Scope of Offerings  Brownfields & revamps  PEQ, catalysts and solvents  Advanced automation and digitalization  Technical services  KBR Consulting Grow Profits: Expand Technology Portfolio  Alkylation  Isomerization  Polycarbonate  Mega Nitric Acid  Mega Ammonia  GVA 10000 Selected pull-through opportunities for integrated EPC Grow Profits: Expand geographically  Prioritize sales efforts in growth markets (Russia, China, Middle East)  Expand consulting presence in Middle East and Asia Preferred supplier of Technologies and Consulting Services to the Hydrocarbons Industry T&C Vision & Strategy

KBR Investor Day | 2017 | NYSE T&C OVERVIEW 70  Field development planning  Feasibility studies  KBR Consulting  Technology selection  Specialized consulting & advisory  Automation/digitalization  Technology licensing & BED  SURF architecture  Revamp FEED  Proprietary equipment (PEQ)  Commissioning services  Training simulators  Training services  Owner’s engineering  Catalysts  Asset integrity management  Remote operations monitoring  Real-time advisory Technology & Consulting Life-Cycle Strategy

KBR Investor Day | 2017 | NYSE T&C OVERVIEW 71 4. Enhance 1. Identify 3. Commercialize 2. Develop Market/Customer feedback Strategic portfolio review Technology chain gaps In-house Alliance Acquire Licensing Advanced chemical engineering Sales & marketing platform PEQ Catalysts Technical services Technology portfolio growth model Direct to Customer Through KBR in Integrated EPC offering Through other EPC providers Go to Market Channels Technology Portfolio Growth Model

KBR Investor Day | 2017 | NYSE T&C OVERVIEW 72  License + BED + PEQ + Catalyst  First reference for KBR’s solid acid alkylation technology  Expected online by mid-2017  China Haike Ruilin K-SAAT™  License + BED + PEQ + Proprietary Catalyst  First of a kind catalytic cracker for improving site profitability  5-yr Catalyst sales  Malaysia Lotte Chemical Titan K-COT™ Life-cycle Strategy Proprietary Technology  License + BED + EPC+ Remote Operations Monitoring  One of the first ammonia plants to be built in the US over the past 20 years  Plant started up in Oct 2016  US Dyno Nobel Ammonia EPC Pull-through Proprietary Technology Life-cycle Strategy Proprietary Technology Project Highlights

KBR Investor Day | 2017 | NYSE T&C OVERVIEW 73  Concept + FEED + DED for topsides facilities + support at the Singapore shipyard during fabrication  Ultra-high pressure and high temperature  First gas expected in 2019  UK Maersk Culzean  License + BED + PEQ + Catalyst + Automation Consulting + Asset Integrity  One of the largest producers in Russia  Russia Eurochem Ammonia Plant Life-cycle Strategy Proprietary Technology  License + BED+ Equipment +  Largest supercritical SDA designed – in FEED phase  58th KBR ROSE® licensee  Expected online by end of 2018  Daesan, S. Korea Hyundai Oilbank ROSE® Proprietary Technology Project Highlights Engineering Pull-through Early Engagement

KBR Investor Day | 2017 | NYSE 74 T&C OVERVIEW Segment Financial Targets High teens 90 – 110% of Net Income 7 – 10% Revenue CAGR Segment Operating Income Margins Segment Operating Cash Flow Conversion 2018 thru 2021 74 T&C delivers growth and balance in earnings at relatively low risk; with potential for selective E&C pull-through $500M / year Pull-through Potential Low 20s GP+EE Margins

KBR Investor Day | 2017 | NYSE Eileen Akerson | EVP & General Counsel BUSINESS DISCIPLINE / RISK MANAGEMENT

KBR Investor Day | 2017 | NYSE  Business Discipline  Global Ethics Compliance Program  Project Execution Risk Management 76 76 BUSINESS DISCIPLINE

KBR Investor Day | 2017 | NYSE 77 Global Ethics Compliance Program Culture of Accountability  Employees empowered to report any suspected violations of COBC Common Set of Ethics and Legal Principles  Applicable to all employees, supervisors, directors and all third parties acting on behalf of KBR Training  Company mandated training to the Code of Business Conduct (COBC) Legal and Ethical Compliance  In compliance with all applicable laws  KBR does not condone any illegal or unethical actions Personal Responsibility  High standards  Act honestly and ethically  Open communication  Guidance and feedback Ethics Hotline  For guidance when in doubt  For reporting suspected violations of COBC 77 KBR is committed to conducting its business honestly, with integrity, and in compliance with all applicable laws. We do not tolerate illegal or unethical practices by our employees or others working on behalf of the Company BUSINESS DISCIPLINE

KBR Investor Day | 2017 | NYSE  Leveraging lessons learned to improve commercial performance of projects  Adhering to enhanced governance processes in the areas of transaction approval and project oversight to ensure informed risk-based decision making.  Consistent and rigorous application of fit-for-purpose risk processes in particular related to estimating costs, schedule and funding for contractual liabilities.  Increasing and strengthening our commercial risk management teams across all of our business segments.  Training to improve the commercial acumen of our pursuit and project teams with the commitment and energy of our successful Zero Harm initiative. 78 BUSINESS DISCIPLINE Project Execution Risk Management 78

KBR Investor Day | 2017 | NYSE Complete Re-Measurable 1. Site-based mechanical, electrical, and other work at Darwin in progress Lump-Sum Reimbursable 12% of Project 43% of Project 45% of Project 1. Power plant (89% complete): JKC now managing directly with new subcontract labor 2. LNG/LPG tanks (88% complete): KHI standing behind their commitments 3. Remaining work complete BUSINESS DISCIPLINE Reference Project – Ichthys LNG Project status: First train start-up targeted end of 2017 JKC Joint Venture = JGC, Chiyoda, & KBR (30%) Change orders & entitlement claims being negotiated. JKC has strong commercial, legal, and funding positions. 79

KBR Investor Day | 2017 | NYSE 80 Key Takeaways BUSINESS DISCIPLINE 80 Robust corporate risk management framework utilizing enhanced, fit-for- purpose policies, processes, tools, training Global corporate compliance program to prevent, identify and respond to risks Improved commercial performance via accountability and informed decision making based on lessons learned Driving a commercially astute culture – shift from “We deliver” to “We win and deliver profitable projects” for KBR

KBR Investor Day | 2017 | NYSE Mark Sopp | Chief Financial Officer FINANCE STRATEGY, TARGETS AND CAPITAL ALLOCATION

KBR Investor Day | 2017 | NYSE  Key Takeaways  Overview  Financial Strategy  Long-term Financial Targets  Capital Allocation Strategy 82 82 FINANCIAL OVERVIEW

KBR Investor Day | 2017 | NYSE FINANCIAL OVERVIEW Professional services and technology oriented – low risk, low capital intensity business generates predictable and attractive cash flows Targeting $800M+ of cumulative cash flow over 2017-2021 for deployment actions for enhanced shareholder value creation Net Income growth targeted to outpace revenue growth through scale, selectivity, differentiation, lean cost structure & low capital intensity Key Takeaways 83

FINANCIAL OVERVIEW

KBR Today

Strategic actions have reduced our risk profile while enhancing our position for breakout opportunities


Fixed Price GS, T&C, E&C
– Lower risk
Cost-reimbursable E&P services incl. maintenance
33%
62%
5%
Fixed Price EPC
– Higher risk

High proportion of low risk contracts


Operations & Maintenance/ Contingency
Early Project Advisory
7%
32%
25%
Project Definition
36%
Project Delivery

Life-cycle strategy – No longer CAPEX or OCO dependent


EMEA & APAC
36%
64%
Americas

Attractive international mix

1. 2017 estimated revenues; includes KBR share of JVs

84 KBR Investor Day | 2017 | NYSE

KBR Investor Day | 2017 | NYSE FINANCIAL OVERVIEW 85 Strengthen Business Acumen  ‘Cash is King’ mindset  Maintain low cap intensity  Cash flow-focused contracts  Incentives & accountability Grow Profits  Promote growth/scale  Lean back office/heavy BD  Evolve to higher margin work  Commercial discipline & selectivity in Hydrocarbons Emphasize Financial Discipline  Invest in growth markets  Attractive regular dividend  Maintain targeted leverage  Synergistic, accretive M&A  Buybacks with excess cash Maximizing TSR for Shareholders Financial Strategy

KBR Investor Day | 2017 | NYSE 86 Financial Targets – Drivers and Assumptions FINANCIAL OVERVIEW  Market outlook: • Moderate growth in government spending in US and UK markets  Above market growth in GS contingency operations support • Stable to improving hydrocarbons commodity conditions  Modest CAPEX spending recovery in 2018/2019  Targets reflect current portfolio of KBR; excludes potential M&A  No episodic gains or losses assumed  Annual guidance and long-term targets to be updated beginning each fiscal year 86

KBR Investor Day | 2017 | NYSE 87 Reaffirming Guidance  EPS, excluding legacy legal fees, now expected above mid-point of $1.10 – $1.40 range – Reflects gain on Pemex settlement to be recorded in 2Q17 – Reflects organic growth for GS, T&C and OpEx projects in E&C, contraction in CapEx projects in E&C, and target margins for all segments – Includes $22M, or $0.15 EPS, in amortization – Estimate for legacy legal fees is $9M or $0.07 EPS  EBITDA range: $300M – $350M  Effective Tax Rate: 25% – 27%  Operating Cash Flow: $100M – $200M FINANCIAL OVERVIEW 87

KBR Investor Day | 2017 | NYSE 88 Adjusted Baseline for 2017 FINANCIAL OVERVIEW 88 In $Millions Net Income Range Low Consensus High 2017 Street Consensus $189 KBR 2017 Guidance/Implied $179 $200 Pemex Gain 2017 ($26) ($26) ($26) Adj. Baseline for 2017 $153 $163 $174

KBR Investor Day | 2017 | NYSE Long-term Targets 89 89 90 – 110% 10 – 15% CAGR 5 – 10% CAGR Revenue1 Growth Rate Net Income Growth Rate2 Operating Cash Flow Conversion ratio4 2019 thru 2021 3 – 5% 2018 7 – 10%3 90 – 110% 1. GAAP revenues 2. Legal legacy costs excluded 3. Growth over 2017 after adjusting for PEMEX gain in 2017 4. Conversion ratio defined by Operating Cash Flow divided by Net Income attributable to KBR FINANCIAL OVERVIEW

KBR Investor Day | 2017 | NYSE Breakout Potential 90 90 90 – 110% 15 – 35% CAGR 10 – 25+% CAGR Revenue1 Growth Rate Net Income Growth Rate2 Operating Cash Flow Conversion ratio4 2019 thru 2021 3 – 5% 2018 7 – 10%3 90 – 110% 1. GAAP revenues 2. Legal legacy costs excluded 3. Growth over 2017 after adjusting for PEMEX gain in 2017 4. Conversion ratio defined by Operating Cash Flow divided by Net Income attributable to KBR FINANCIAL OVERVIEW

KBR Investor Day | 2017 | NYSE -- 50 100 150 200 250 300 350 2017 2018 2019 2020 2021 In $ M -- 200 400 600 800 1,000 1,200 1,400 2017 2018 2019 2020 2021 In $ M Targeted Operating Cash Flow (OCF) FINANCIAL OVERVIEW ~$800M to 1B+ Deployable Operating Cash Flow $50 – 100M of CAPEX Cumulative Annual $100 – 200M / year growing to $200 – 300M / year Target Range 91

KBR Investor Day | 2017 | NYSE 6% 11% 14% 69% Capex Dividends Buybacks M&A and Divestitures Back to shareholders 25% 92 Actual Capital Deployed, 2014 – 2016 Total % Total Capex $ 74 6% Dividends $140 11% Buybacks $172 14% M&A and Divestitures $859 69% Total $1,245 100% 92 FINANCIAL OVERVIEW

KBR Investor Day | 2017 | NYSE 93 Capital Allocation Strategy First Order Strategic & Opportunistic  Capex for profitable organic pursuits/projects  Maintain attractive dividend  Maintain gross debt leverage <2.75x EBITDA  Accretive and synergistic M&A  Buybacks with excess cash $800M+ Targeted cumulative deployable cash by 2021 FINANCIAL OVERVIEW 93

KBR Investor Day | 2017 | NYSE Stuart Bradie | President & Chief Executive Officer CLOSING REMARKS North West Shelf LNG | Karratha, Burrup Peninsula, WA, Australia

KBR Investor Day | 2017 | NYSE 95 Breakout growth potential Attractive, consistent cash flows Stable, balanced & sustainable growth Vision CLOSING REMARKS 95

KBR Investor Day | 2017 | NYSE What you can expect Leverage our full life-cycle professional services, project delivery and technologies to grow profitably Drive high performance culture through business discipline, operational & delivery excellence and accountability Capture profitable breakout opportunities by leveraging our differentiated capabilities Strategically allocate capital with a focus to improve shareholder return CLOSING REMARKS 96

KBR Investor Day | 2017 | NYSE 97 This is the team that is accountable to deliver Stuart Bradie President & CEO Mark Sopp EVP & CFO Graham Hill EVP, Global BD & Strategy Eileen Akerson EVP & Chief Counsel Ian Mackey EVP & Chief Corporate Officer Byron Bright President, KBRwyle John Derbyshire President, T&C Farhan Mujib President, E&C Americas Jay Ibrahim President, EMEA Greg Conlon President, APAC Nelson Rowe SVP, Investor Relations CLOSING REMARKS 97

KBR Investor Day | 2017 | NYSE QUESTIONS?

KBR Investor Day | 2017 | NYSE APPENDIX

KBR Investor Day | 2017 | NYSE Glossary of Acronyms APPENDIX AN – Ammonium Nitrate APAC – Asia Pacific bbl – Barrel of Oil BD – Business Development BED – Basic Engineering Design BPA – Bisphenol-A C&SU – Construction & Start-up CAGR – Compound average growth rate CAPEX – Capital Expenses CIS – Commonwealth of Independent States DED – Detailed Engineering Design DoD – Department of Defense DoE – Department of Energy E&C – Engineering & Construction EMEA – Europe, the Middle East and Africa EPC – Engineering, Procurement and Construction EPCm – Engineering, Procurement and Construction management EPS – Earnings Per Share FCC – Fluid Catalytic Cracking Technology FEED – Front End Engineering Design FERC – Federal Energy Regulatory Commission FFP – Firm Fixed Price FLNG – Floating LNG FSRU – Floating Storage Regasification Unit GAAP – Generally Accepted Accounting Principles GDP – Gross Domestic Product GS – Government Services IS – Industrial Services JV – Joint Venture KCOTTM– KBR Catalytic Olefins Technology KPI – Key Performance Indicators KRESTM – KBR’s Reforming Exchanger System K-SAATTM – KBR's Solid Acid Alkylation Technology LNG – Liquefied Natural Gas LOGCAP – Logistics Civil Augmentation Program LPG – Liquid Petroleum Gas M&A – Mergers & Acquisitions Mbpd – Million Barrels per Day ME – The Middle East MMBTU – Million British Thermal Units MoD – Ministry of Defence MRO – Maintenance, Repair and Overhaul MTPA – Million Tonnes Per Year NATO – North Atlantic Treaty Organization NI – Net Income attributed to KBR O&M – Operations & Maintenance OCO - Overseas Contingency Operations OEM – Original Equipment Manufacturer OPEX – Operating Expenses PC - Polycarbonate PEQ – Proprietary Equipment PFI – Private Financing Initiative PoP – Period of Performance PVC – Polyvinyl Chloride RDT&E – Research & Development and Testing & Evaluation SCORETM – Selective Cracking Optimum Recovery SDA – Solvent Deasphalting SE Asia - South East Asia SETA - Systems Engineering and Technical Assistance SURF – Subsea, Umbilicals, Risers and Flowlines T&C – Technology & Consulting TRIR – Total Recordable Incident Rate UAN – Urea Ammonium Nitrate USD - US Dollar USGC – US Gulf Coast VCCTM – Veba Combi Cracking Technology 100